As filed with the Securities and Exchange Commission on January 31, 2001
                                                      Registration No. 333-54032
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                                AMENDMENT NO. 1

                                       TO


                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            -----------------------

                              COMCAST CORPORATION
             (Exact name of Registrant as specified in its charter)

                            -----------------------

        Pennsylvania                                                             23-1709202
       --------------                                                           ------------
  (State or jurisdiction of                                                   (I.R.S. Employer
incorporation or organization)     See Table of Additional Registrants     Identification Number)
                                        1500 Market Street
                                  Philadelphia, Pennsylvania 19102-2148
                                           (215) 665-1700
                   (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


                      William E. Dordelman, Vice President
                              Comcast Corporation
                               1500 Market Street
                     Philadelphia, Pennsylvania 19102-2148
                                 (215) 665-1700

(Name, address, including zip code, and telephone number, including area code, of agent for service)

                            -----------------------

                          Copies of communications to:
                            Richard A. Drucker, Esq.
                             Davis Polk & Wardwell
                              450 Lexington Avenue
                            New York, New York 10017
                                 (212) 450-4000

                            -----------------------


     Approximate Date of Commencement of Proposed Sale to the Public: From time to time after this Registration Statement becomes effective.


     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                            -----------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================


                                                   Additional Registrants

      Comcast Corporation Trust I                            Delaware                                To be applied for
     Comcast Corporation Trust II                            Delaware                                To be applied for
     Comcast Corporation Trust III                           Delaware                                To be applied for
(Exact name of registrant as Specified     (State of Other Jurisdiction or Incorporation    (I.R.S. Employer Identification No.)
           in its Charter)                               or Organization)

                                EXPLANATORY NOTE

     The purpose of this Amendment No. 1 is to file the Exhibits to the Registration Statement as set forth below in Item 16 of Part II.



                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution

All of the expenses in connection with the offering are as follows:

Securities and Exchange Commission registration fee................ $1,000,000
Legal fees and expenses............................................     75,000 *
Printing and engraving fees........................................     50,000 *
Accountants' fees and expenses.....................................     25,000 *
Miscellaneous......................................................     25,000 *
                                                                    ----------
     Total......................................................... $1,175,000 *
                                                                    ==========

-------------------
*    Estimated


Item 15.  Indemnification of Directors and Officers.

     Sections 1741 through 1750 of Subchapter C, Chapter 17, of the Pennsylvania Business Corporation Law of 1988 (the "BCL") contain provisions for mandatory and discretionary indemnification of a corporation's directors, officers and other personnel, and related matters.

     Under Section 1741, subject to certain limitations, a corporation has the power to indemnify directors and officers under certain prescribed circumstances against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with an action or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party by reason of his being a director, officer, employee or agent of the corporation or serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, has no reasonable cause to believe his conduct was unlawful. Under
Section 1743, indemnification is mandatory to the extent that the director, officer, employee or agent has been successful on the merits or otherwise in defense of any action or proceeding relating to third-party or derivative actions if the appropriate standards of conduct are met.

     Section 1742 provides for indemnification in derivative actions except in respect of any claim, issue or matter as to which the person has been adjudged to be liable to the corporation unless and only to the extent that the proper court determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for the expense that the court deems proper.

     Section 1744 provides that, unless ordered by a court, any indemnification under Sections 1741 or 1742 shall be made by the corporation as authorized in the specific case upon a determination that the representative met the applicable standard of conduct set forth in those sections and such determination shall be made by the board of directors by majority vote of a quorum of directors not parties to the action or proceeding; if a quorum is not obtainable or if obtainable and a majority of disinterested directors so directs, by independent legal counsel; or by the shareholders.

     Section 1745 provides that expenses incurred by an officer, director, employee or agent in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.

     Section 1746 provides generally that except in any case where the act or failure to act giving rise to the claim for indemnification is determined by the court to have constituted willful misconduct or recklessness, the indemnification and advancement of expenses provided by this Subchapter of the BCL shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding that office.

     Section 1747 also grants a corporation the power to purchase and maintain insurance on behalf of any director or officer against any liability incurred by him in his capacity as officer or director, whether or not the corporation would have the power to indemnify him against the liability under this Subchapter of the BCL.

     Sections 1748 and 1749 extend the indemnification and advancement of expenses provisions contained in Sections 1741-1750 of the BCL to successor corporations in fundamental changes and to representatives serving as fiduciaries of employee benefit plans.

     Section 1750 provides that the indemnification and advancement of expenses provided by, or granted pursuant to, Sections 1741-1750 of the BCL shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and personal representative of such person.

     For information regarding provisions under which a director or officer of the Company may be insured or indemnified in any manner against any liability which he may incur in his capacity as such, reference is made to Article VII of the Company's By-Laws.

Item 16.  Exhibits.

     The following exhibits are filed as part of the Registration Statement:

Exhibit
Number       Description
-------      -----------
   1.1       Form of Underwriting Agreement (Debt Securities, Warrants, Purchase Contracts and Units)
             (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form
             S-3 (File No. 333-81391)).

   1.2       Form of Underwriting Agreement (Preferred Stock, Depositary Shares, Common Stock)
             (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form
             S-3 (File No. 333-81391)).

   1.3       Form of Underwriting Agreement (Preferred Securities) (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

   3.1       Amended and Restated By-Laws (Incorporated by reference to
             Exhibit 3(ii) to our Annual Report on Form 10-K for the year ended December 31, 1993).




                                                         4




Exhibit
Number       Description
-------      -----------
   4.1       Senior Indenture dated as of June 15, 1999 between the Company and The Bank of New York
             (as successor in interest to Bank of Montreal Trust Company), as Trustee (Incorporated by
             reference to the corresponding exhibit to our Registration Statement on Form S-3
             (File No. 333-81391)).

   4.2       Subordinated Indenture dated as of June 15, 1999 between the Company and Bankers Trust
             Company, as Trustee (Incorporated by reference to the corresponding exhibit to our
             Registration Statement on Form S-3 (File No. 333-81391)).

   4.3       Certificate of Trust of Comcast Corporation Trust I (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

   4.4       Certificate of Trust of Comcast Corporation Trust II (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

   4.5       Certificate of Trust of Comcast Corporation Trust III (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

   4.6       Declaration of Trust of Comcast Corporation Trust I (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

   4.7       Declaration of Trust of Comcast Corporation Trust II (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

   4.8       Declaration of Trust of Comcast Corporation Trust III (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

   4.9       Form of Amended and Restated Declaration of Trust for each of Comcast Corporation Trust I,
             Comcast Corporation Trust II and Comcast Corporation Trust III (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

   4.10      Form of Senior Debt Security (Incorporated by reference to the corresponding exhibit to our
             Registration Statement on Form S-3 (File No. 333-81391)).

   4.11      Form of Subordinated Debt Security (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

   4.12      Form of Preferred Security (included in Exhibit 4.9)

   4.13      Form of Preferred Securities Guarantee with respect to Preferred Securities (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-
             81391)).

   4.14      Form of Purchase Contract Agreement relating to Purchase Contracts (to be included in Exhibit
             4.15).

   4.15*     Form of Unit Agreement.

   4.16      Form of Warrant Agreement for Warrants sold separately (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

   4.17      Form of Warrant for Warrants sold separately (included in Exhibit 4.16).


                                                         5




Exhibit
Number       Description
-------      -----------

   4.18      Form of Warrant Agreement for Warrants sold attached to other Securities (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-
             81391)).

   4.19      Form of Warrant for Warrants sold attached to other Securities (included in Exhibit 4.18).

   4.20      Form of Pledge Agreement (Incorporated by reference to the corresponding exhibit to our
             Registration Statement on Form S-3 (File No. 333-81391)).

   4.21      Form of Deposit Agreement (Incorporated by reference to the corresponding exhibit to our
             Registration Statement on Form S-3 (File No. 333-81391)).

   4.22      Form of Depositary Share (included in Exhibit 4.21).

   5.1**     Opinion of Arthur R. Block, Esquire.

   5.2**     Opinion of Davis Polk & Wardwell.

   5.3**     Opinion of Richards, Layton & Finger.

  12.1***    Statement re: Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges
             and Preferred Dividends.

  23.1***    Consent of Deloitte & Touche LLP.

  23.2***    Consent of KPMG LLP.

  23.3       Consent of Arthur R. Block, Esquire (included in Exhibit 5.1).

  23.4       Consent of Davis Polk & Wardwell (included in Exhibit 5.2).

  23.5       Consent of Richards, Layton & Finger (included in Exhibit 5.3).

  24.1***    Powers of Attorney.

  25.1***    Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of
             New York, as Trustee under the Senior Indenture.

  25.2**     Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bankers Trust
             Company, as Trustee under the Subordinated Indenture.

  25.3*      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the
             Institutional Trustee for Comcast Corporation Trust I.

  25.4*      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the
             Institutional Trustee for Comcast Corporation Trust II.

  25.5*      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the
             Institutional Trustee for Comcast Corporation Trust III.

-------------------
*   To be filed with subsequent Current Report on Form 8-K.


**  Filed herewith.

*** Previously filed with this Registration Statement.

Item 17.  Undertakings.

     The undersigned Registrant hereby undertakes:

     1. (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     provided, however, that subparagraphs (a) (i) and (a) (ii) shall not apply to the extent that information required to be included in a post-effective amendment by those subparagraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in the Registration Statement.

          (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     2. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     3. If the securities to be registered are to be offered at competitive bidding, the undersigned registrant hereby undertakes (1) to use its best efforts to distribute prior to the opening of bids, to prospective bidders, underwriters, and dealers, a reasonable number of copies of a prospectus which at that time meets the requirements of Section 10(a) of the Securities Act, and relating to the securities offered at competitive bidding, as contained in the Registration Statement, together with any supplements thereto, and (2) to file an amendment to the Registration Statement reflecting the results of bidding, the terms of the reoffering and related matters to the extent required by the applicable form, not later thin the first use, authorized by the issuer after the opening of bids, of a prospectus relating to the securities offered at competitive bidding, unless no further public offering of such securities by the issuer and no reoffering of such securities by the purchasers is proposed to be made.

     4. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        SIGNATURES AND POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act of 1933, Comcast Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Philadelphia, Pennsylvania, on the 31st day of January, 2001.


                                            COMCAST CORPORATION


                                            By: /s/ William E. Dordelman
                                                --------------------------------
                                                William E. Dordelman,
                                                Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      Signature                       Title                          Date
      ---------                       -----                          ----
                                                  -
        *
---------------------------     Chairman and Director           January 31, 2001
Ralph J. Roberts


        *
---------------------------     Vice Chairman and Director      January 31, 2001
Julian A. Brodsky


        *
---------------------------     President (Principal Executive
Brian L. Roberts                Officer) and Director           January 31, 2001


        *
---------------------------     Executive Vice President and
John R. Alchin                  Treasurer (Principal Financial
                                Officer)                        January 31, 2001


        *
---------------------------     Senior Vice President
Lawrence J. Salva               (Principal Accounting Officer)  January 31, 2001

      Signature                       Title                          Date
      ---------                       -----                          ----


        *
---------------------------     Director                        January 31, 2001
Gustave G. Amsterdam


        *
---------------------------     Director                        January 31, 2001
Sheldon M. Bonovitz


        *
---------------------------     Director                        January 31, 2001
Joseph L. Castle II


        *
---------------------------     Director                        January 31, 2001
Felix G. Rohatyn


        *
---------------------------     Director                        January 31, 2001
Bernard C. Watson


        *
---------------------------     Director                        January 31, 2001
Irving A. Wechsler


        *
---------------------------     Director                        January 31, 2001
Anne Wexler


By: /s/William E. Dordelman
---------------------------
William E. Dordelman
Attorney in fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Comcast Corporation Trust I, Comcast Corporation Trust II and Comcast Corporation Trust III certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and that they have duly caused this Registration Statement or amendment thereto to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of Delaware, and the City of Philadelphia and State of Pennsylvania on 31st day of January, 2001.


                                         COMCAST CORPORATION TRUST I


                                            By: /s/ Donald J. Puglisi
                                               ---------------------------------
                                               Name:  Donald J. Puglisi
                                               Title: Trustee


                                            By: /s/ William E. Dordelman
                                               ---------------------------------
                                               Name: William E. Dordelman
                                               Title: Trustee



                                          COMCAST CORPORATION TRUST II


                                            By: /s/ Donald J. Puglisi
                                               ---------------------------------
                                               Name:  Donald J. Puglisi
                                               Title: Trustee


                                            By: /s/ William E. Dordelman
                                               ---------------------------------
                                               Name: William E. Dordelman
                                               Title: Trustee



                                         COMCAST CORPORATION TRUST III


                                            By: /s/ Donald J. Puglisi
                                               ---------------------------------
                                               Name:  Donald J. Puglisi
                                               Title: Trustee


                                            By: /s/ William E. Dordelman
                                               ---------------------------------
                                               Name: William E. Dordelman
                                               Title: Trustee

                                              EXHIBIT INDEX

Exhibit
Number                        Description
-------                       -----------
  1.1       Form of Underwriting Agreement (Debt Securities, Warrants, Purchase Contracts and
            Units) (Incorporated by reference to the corresponding exhibit to our Registration
            Statement on Form S-3 (File No. 333-81391)).

  1.2       Form of Underwriting Agreement (Preferred Stock, Depositary Shares, Common Stock)
            (Incorporated by reference to the corresponding exhibit to our Registration Statement on
            Form S-3 (File No. 333-81391)).

  1.3       Form of Underwriting Agreement (Preferred Securities) (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

  3.1       Amended and Restated By-Laws (Incorporated by reference to Exhibit 3(ii) to our Annual
            Report on Form 10-K for the year ended December 31, 1993).

  4.1       Senior Indenture dated as of June 15, 1999 between the Company and The Bank of New York
            (as successor in interest to Bank of Montreal Trust Company), as Trustee (Incorporated by
            reference to the corresponding exhibit to our Registration Statement on Form S-3
            (File No. 333-81391)).

  4.2       Subordinated Indenture dated as of June 15, 1999 between the Company and Bankers Trust
            Company, as Trustee (Incorporated by reference to the corresponding exhibit to our
            Registration Statement on Form S-3 (File No. 333-81391)).

  4.3       Certificate of Trust of Comcast Corporation Trust I (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

  4.4       Certificate of Trust of Comcast Corporation Trust II (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

  4.5       Certificate of Trust of Comcast Corporation Trust III (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

  4.6       Declaration of Trust of Comcast Corporation Trust I (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

  4.7       Declaration of Trust of Comcast Corporation Trust II (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

  4.8       Declaration of Trust of Comcast Corporation Trust III (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

  4.9       Form of Amended and Restated Declaration of Trust for each of Comcast Corporation Trust I,
            Comcast Corporation Trust II and Comcast Corporation Trust III (Incorporated by reference to the corresponding exhibit to our Registration Statement on  Form S-3 (File No. 333-81391)).

  4.10      Form of Senior Debt Security (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

  4.11      Form of Subordinated Debt Security (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).


                                                        E-1


Exhibit
Number                        Description
-------                       -----------


  4.12      Form of Preferred Security (included in Exhibit 4.9).

  4.13      Form of Preferred Securities Guarantee with respect to Preferred Securities (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File
            No. 333-81391)).

  4.14      Form of Purchase Contract Agreement relating to Purchase Contracts (to be included in
            Exhibit 4.15).

  4.15*     Form of Unit Agreement.

  4.16      Form of Warrant Agreement for Warrants sold separately (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No. 333-81391)).

  4.17      Form of Warrant for Warrants sold separately (included in Exhibit 4.16) (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File No.
            333-81391)).

  4.18      Form of Warrant Agreement for Warrants sold attached to other Securities (Incorporated by reference to the corresponding exhibit to our Registration Statement on Form S-3 (File
            No. 333-81391)).

  4.19      Form of Warrant for Warrants sold attached to other Securities (included in Exhibit 4.18).

  4.20      Form of Pledge Agreement (Incorporated by reference to the corresponding exhibit to our
            Registration Statement on Form S-3 (File No. 333-81391)).

  4.21      Form of Deposit Agreement (Incorporated by reference to the corresponding exhibit to our
            Registration Statement on Form S-3 (File No. 333-81391)).

  4.22      Form of Depositary Share (included in Exhibit 4.21).

  5.1**     Opinion of Arthur R. Block, Esquire.

  5.2**     Opinion of Davis Polk & Wardwell.

  5.3**     Opinion of Richards, Layton & Finger.

 12.1***    Statement re: Computation of Ratios of Earnings to Fixed Charges and to Combined Fixed
            Charges and Preferred Dividends.

 23.1***    Consent of Deloitte & Touche LLP.

 23.2***    Consent of KPMG LLP.

 23.3       Consent of Arthur R. Block, Esquire (included in Exhibit 5.1).

 23.4       Consent of Davis Polk & Wardwell (included in Exhibit 5.2).

 23.5       Consent of Richards, Layton & Finger (included in Exhibit 5.3).


 24.1***    Powers of Attorney.


 25.1***    Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of
            New York, as Trustee under the Senior Indenture.


                                                        E-2


Exhibit
Number                        Description
-------                       -----------

25.2**      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Bankers Trust
            Company, as Trustee under the Subordinated Indenture.

25.3*       Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the
            Institutional Trustee for Comcast Corporation Trust I.

25.4*       Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the
            Institutional Trustee for Comcast Corporation Trust II.

25.5*       Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the
            Institutional Trustee for Comcast Corporation Trust III.

-------------------
*   To be filed with subsequent Current Report on Form 8-K.

**  Filed herewith.

*** Previously filed with this Registration Statement.




                                                        E-3